Exhibit 10.6

Corporate 2009
LTI CA1

FREDDIE MAC
2009 LONG-TERM INCENTIVE GRANT AGREEMENT

This LONG-TERM INCENTIVE GRANT AGREEMENT is dated March 16, 2009 (“Grant Date”) by and between Freddie Mac and [NAME] (“Grantee”).

1.  Cash Grant.  Freddie Mac hereby confirms the grant to the Grantee on the date hereof of [$ DOLLAR AMOUNT] (“Grant”) subject to the Performance Measures and other terms and conditions set forth below.

2.  Terms and Conditions of the Long-Term Incentive Grant,
(a)  The Grantee agrees that all terms and conditions set forth in Exhibit A are incorporated by reference herein and such terms together with the terms and conditions set forth below constitute the complete terms and conditions of this Long-Term Incentive Grant Agreement (“Agreement”).

(b)  The Grantee agrees that Grantee has read and understood the entire Agreement including the terms and conditions pertaining to the Performance Measures and the determination of the Performance Multiplier and Grantee’s vesting, forfeiture, payment and post-termination repayment obligations.

(c)  The Grantee consents to the terms and conditions set forth in the Agreement, agrees to be bound by such terms and conditions and also agrees to be bound by all decisions of the Compensation Committee of the Freddie Mac’s Board of Directors (the “Committee”), the Federal Housing Finance Agency (“FHFA”), and the U.S. Department of the Treasury (“Treasury”) pertaining to this Agreement. Such consent will be manifested in the form set forth in Section 3 below.

(d)  The Grantee further acknowledges that execution of a Restrictive Covenant and Confidentiality Agreement with Freddie Mac is a condition of the Grant; that is, no Grant made to a Grantee shall be effective unless Grantee has executed a Restrictive Covenant and Confidentiality Agreement with Freddie Mac on or before the Grant Date.

3.  Electronic Transaction and Signature.
(a)  The Grantee consents to conducting this electronic transaction, using electronic signatures and electronic records storage in accordance with applicable federal and Virginia electronic transactions law.

(b)  The Grantee intends to affix Grantee’s electronic signature to this Agreement in the form of an electronic record and agrees that such electronic record of Grantee’s signature is deemed attached to and associated with the Agreement.

4.  Performance Periods and Performance Measures.  Exhibit A sets forth the Performance Measures applicable to the Performance Period specified therein.

5.  Vesting and Payment Amount.
(a)  Prior to the Payment Date specified in Exhibit A, the Committee shall determine the level of achievement of the Performance Measures attributable to such Performance Period (the “Performance Multiplier”). The date on which the Committee determines the Performance Multiplier shall be known as the “Vesting Date.”

(b)  Based on the Performance Multiplier approved by the Committee, the actual dollar amount of the Grant paid to Grantee for performance during the Performance Period shall be between 0% and 120% of the Grant.

(c)  The amount to be paid to Grantee shall be determined by the Performance Multiplier, subject to any further determinations by FHFA as provided under Paragraph 11 below and, except as set forth in Sections 8(b) or 8(c), is conditioned on the Grantee’s continued employment through the actual payment date.

6.  Timing of Payment.  A vested Grant shall be paid into your Fidelity brokerage account no later than the Payment Date specified in Exhibit A.

7.  Form of Payment.  A Grant paid will be paid in the form of Cash, less taxes required by law to be withheld.

8.  Treatment of Grant Upon Termination of Employment.

(a)  Grantee’s Death and Long-Term Disability: If Grantee’s employment is terminated due to either death or long-term disability (as defined under Freddie Mac’s long-term disability plan):

(i)  Any vested but unpaid portion of the Grant shall be paid as soon as administratively possible to the Grantee, Grantee’s estate, or duly authorized personal representative. The amount paid shall be based on the Performance Multiplier approved by the Committee.
(ii)  Any unvested portion of the Grant shall remain outstanding until the Performance Multiplier is approved by the Committee. Upon such determination, the Grantee’s right to receive any such award shall vest and the unpaid portion of the Grant shall be paid as soon as administratively possible to the Grantee, Grantee’s estate, or duly authorized personal representative. The amount paid shall be based the Performance Multiplier approved by the Committee.

(b)  Grantee’s Retirement: If Grantee terminates employment due to retirement (defined as either (y) age/years of service of 62/5 or (z) sum of age and years of service equal no less than 70, with minimum age of 55), then: (i) any vested but unpaid portion of the Grant shall be paid at the same time and on the same terms as payments made to other Grantees for such Performance Period; and (ii) any unvested portion of the Grant shall be paid (at the same time and on the same terms as payments made to other Grantees) and shall be prorated based on the following methodology:

•	Step 1. The number of whole months worked during the Performance Period;

•	Step 2. Divided by twelve; and

•	Step 3. Multiplied by the Performance Multiplier approved by the Committee.

(c)  Grantee’s All Other Terminations: If Grantee’s employment terminates for any reason other than Death, Long-Term Disability, or Retirement, any unvested portion of the award will be forfeited.

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9.  Additional Forfeiture Event and Grantee’s Repayment Obligation.
(a)  Upon a “Forfeiture Event” (as defined below): (i) any unvested portion of a Grant and any vested but unpaid portion of a Grant will be cancelled and the Grantee shall forfeit any payment that otherwise would have been made to Grantee and (ii) Grantee shall immediately repay Freddie Mac the gross dollar value of any Grant or portion of any Grant made to Grantee within 12 months prior to the Forfeiture Event.

(b)  “Forfeiture Event” shall mean the Grantee directly or indirectly seeking or accepting employment with, or providing professional services to, a “Competitor” in violation of any restrictive covenant agreement between the Grantee and Freddie Mac in effect as of the Grant Date.

(c)  The non-occurrence of the Forfeiture Event set forth herein is a condition of Grantee’s right to realize and retain value from the Grant, and shall remain a condition regardless of any subsequent change to or termination of such other agreement referenced herein, or any challenge to the consequences hereunder arising from Grantee’s activities giving rise to any Forfeiture Event specified in this Paragraph 9.

10.  Treatment Under Freddie Mac’s Benefit Plans.  Grant amounts paid are not “compensation” for purposes of Freddie Mac’s Thrift/401(k) Savings Plan, Employees’ Pension Plan or the Supplemental Executive Retirement Plan.

11.  Applicable Law; Regulatory Approval For Certain Designated Officers.
(a)  This Agreement is governed by applicable federal law and, to the extent not governed by federal law, by the laws of the Commonwealth of Virginia (without regard to conflicts of law provisions), and is deemed executed in the Commonwealth of Virginia.

(b)  This Agreement is subject to, and shall be construed in accordance with, applicable law or regulation, guidance or interpretation issued by the FHFA or Treasury.

(c)  Notwithstanding any term of this Agreement, FHFA is required to approve the actual payment of compensation, including payment of this Grant, to certain designated officers of Freddie Mac. Therefore, such an officer’s right to a Grant payment is conditioned on the Conservator’s approval following the Committee’s determination of the Performance Multiplier.

12.  Reservation of Rights.
(a)  Nothing in this Agreement is intended, nor shall it be interpreted, to create a contract to employ Grantee for any specific duration or otherwise abrogate Freddie Mac’s or the Grantee’s respective right to terminate the employment relationship at any time for any lawful reason.

(b)  Freddie Mac reserves the right to modify the terms and conditions set forth herein provided such modification reasonably and in good faith is not detrimental to the rights of Grantee.

13.  Legal Effect.
(a)  This Agreement, which shall be binding upon the heirs, executors, administrators and successors of the Grantee, constitutes the entire agreement between Freddie Mac and the Grantee with respect to the Grant.

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(b)  This Agreement shall be legally binding when (i) executed by Freddie Mac attaching the typed name and title of its authorized officer as a legally binding electronic signature and (ii) delivered to Grantee who has consented and agrees to its terms electronically (or in such other manner as Freddie Mac may provide).

IN WITNESS WHEREOF, Freddie Mac has caused this Agreement to be executed by attaching the typed name and title of its authorized officer as a legally binding electronic signature as of March 16, 2009, Grantee agrees to the terms and conditions set forth herein and Grantee has consented to and has acknowledged receipt of the Agreement electronically (or in such other manner as the Corporation may provide).

FEDERAL HOME LOAN MORTGAGE CORPORATION

/s/ Paul G. George

By:	Paul G. George
Executive Vice President
Human Resources

4

Exhibit A:
2009 Long-Term Incentive Award
Corporate Performance Measures and Performance Multiplier for
Performance Period 2009

Corporate Performance Measure: Freddie Mac’s remediation of the subset of the ninety-seven matters requiring attention or other concerns identified at the Conservatorship date by the Federal Housing Finance Agency (FHFA) (together, Matters Requiring Attention or “MRAs”) planned for completion in 2009.

Performance Period: January 1, 2009 – December 31, 2009

Vesting Date: The date on which the Compensation Committee determines the Performance Multiplier.

Payment Date: No later than March 15, 2010

Performance Multiplier: The actual dollar amount of the Grant paid to the Grantee can range from 0% – 120%, depending on the Performance Multiplier approved by the Committee, as illustrated on Chart A which is incorporated here by reference.

Each MRA scheduled to be remediated prior to January 1, 2010 has been classified into one of five categories. Each category has been assigned a weighting/prioritization percentage (Column A). The sum of the weighting/prioritization percentages is 120%, which is the maximum Performance Multiplier that can be approved.

Each category’s contribution to the Performance Multiplier (Column C) is equal to the percentage of MRAs actually remediated prior to January 1, 2010 that were scheduled to be remediated prior to January 1, 2010 (Column B) multiplied by the category’s weighting/prioritization percentage (Column A).

When assessing the Company’s achievement against the Corporate Performance Measure, the Committee reserves the right to adjust each category’s contribution to the Performance Multiplier (up to a maximum of the category’s weighting/prioritization percentage) based on factors the Committee deems appropriate, including but not limited to, completion status of MRAs that are not remediated, progress made toward remediating MRAs, scope/difficulty of remediating MRAs, and internal/external factors influencing the remediation of MRAs during the Performance Period.

The Performance Multiplier approved by the Committee is applied consistently to all employees who received a grant, regardless of employee level.

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Chart A: 2009 Corporate Performance Measures

	(A)	(B)	(C) = (A) x (B)

Matters Requiring Attention Categories	Category Weighting/ Prioritization	Multiplied by: Percentage of Matters Requiring Attention remediated prior to January 1, 2010 that were scheduled to be remediated prior to January 1, 2010	Equals: Performance Multiplier Contribution Percentage

Credit Risk Management and Governance/Loan Loss Reserves	35%	X% (To Be Determined)	X% (To Be Determined)

Internal Controls (including End-To- End, Internal Audit, Contingency Planning)	25%	X% (To Be Determined)	X% (To Be Determined)

Models and Model Governance	20%	X% (To Be Determined)	X% (To Be Determined)

Accounting/Accounting Policy/Forecasting	20%	X% (To Be Determined)	X% (To Be Determined)

Board Governance and Others	20%	X% (To Be Determined)	X% (To Be Determined)

Total: Percentage of the 2009 LTI grant date value scheduled to vest in March 2010 that actually vests and is paid (Maximum Performance Multiplier of 120%)			X% (To Be Determined)

NOTE:  No payment will be made if the sum of the Performance Multiplier Contribution Percentages is less than 50%.

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Business Infrastructure 2010
LTI CA2

FREDDIE MAC
2009 LONG-TERM INCENTIVE GRANT AGREEMENT

This LONG-TERM INCENTIVE GRANT AGREEMENT is dated March 16, 2009 (“Grant Date”) by and between Freddie Mac and [NAME] (“Grantee”).

1.  Cash Grant. Freddie Mac hereby confirms the grant to the Grantee on the date hereof of [$ DOLLAR AMOUNT] (“Grant”) subject to the Performance Measures and other terms and conditions set forth below.

2.  Terms and Conditions of the Long-Term Incentive Grant,
(a)  The Grantee agrees that all terms and conditions set forth in Exhibit A are incorporated by reference herein and such terms together with the terms and conditions set forth below constitute the complete terms and conditions of this Long-Term Incentive Grant Agreement (“Agreement”).

(b)  The Grantee agrees that Grantee has read and understood the entire Agreement including the terms and conditions pertaining to the Performance Measures, and the determination of the Performance Multiplier and Grantee’s vesting, forfeiture, payment and post-termination repayment obligations.

(c)  The Grantee consents to the terms and conditions set forth in the Agreement, agrees to be bound by such terms and conditions and also agrees to be bound by all decisions of the Compensation Committee of the Freddie Mac’s Board of Directors (the “Committee”), the Federal Housing Finance Agency (“FHFA”), and the U.S. Department of the Treasury (“Treasury”) pertaining to this Agreement. Such consent will be manifested in the form set forth in Section 3 below.

(d)  The Grantee further acknowledges that execution of a Restrictive Covenant and Confidentiality Agreement with Freddie Mac is a condition of the Grant; that is, no Grant made to a Grantee shall be effective unless Grantee has executed a Restrictive Covenant and Confidentiality Agreement with Freddie Mac on or before the Grant Date.

3.  Electronic Transaction and Signature.
(a)  The Grantee consents to conducting this electronic transaction, using electronic signatures and electronic records storage in accordance with applicable federal and Virginia electronic transactions law.

(b)  The Grantee intends to affix Grantee’s electronic signature to this Agreement in the form of an electronic record and agrees that such electronic record of Grantee’s signature is deemed attached to and associated with the Agreement.

4.  Performance Periods and Performance Measures.
(a)  Exhibit A sets forth the Performance Measures applicable to the Performance Period specified therein.

(b)  Grantee agrees that Freddie Mac in its sole discretion retains the discretion to add an additional Performance Measure related to corporate financial performance during the 2010 Performance Period.

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5.  Vesting and Payment Amount.
(a)  Prior to the Payment Date specified in Exhibit A, the Committee shall determine the level of achievement of the Performance Measures attributable to such Performance Period (the “Performance Multiplier”). The date on which the Committee determines the Performance Multiplier shall be known as the “Vesting Date.”

(b)  Based on the Performance Multiplier approved by the Committee, the actual dollar amount of the Grant paid to Grantee for performance during the Performance Period shall be between 0% and 120% of the Grant.

(c)  The amount to be paid to Grantee shall be determined by the Performance Multiplier, subject to any further determinations by FHFA as provided under Paragraph 11 below and, except as set forth in Sections 8(b) or 8(c), is conditioned on the Grantee’s continued employment through the actual payment date.

6.  Timing of Payment. A vested Grant shall be paid into your Fidelity brokerage account no later than the Payment Date specified in Exhibit A.

7.  Form of Payment. A Grant paid will be paid in the form of Cash, less taxes required by law to be withheld.

8.  Treatment of Grant Upon Termination of Employment.

(a) Grantee’s Death and Long-Term Disability: If Grantee’s employment is terminated due to either death or long-term disability (as defined under Freddie Mac’s long-term disability plan):

(i)  Any vested but unpaid portion of the Grant shall be paid as soon as administratively possible to the Grantee, Grantee’s estate, or duly authorized personal representative. The amount paid shall be based on the Performance Multiplier approved by the Committee.
(ii)  Any unvested portion of the Grant shall remain outstanding until the Performance Multiplier is approved by the Committee. Upon such determination, the Grantee’s right to receive any such award shall vest and the unpaid portion of the Grant shall be paid as soon as administratively possible to the Grantee, Grantee’s estate, or duly authorized personal representative. The amount paid shall be based the Performance Multiplier approved by the Committee.

(b) Grantee’s Retirement: If Grantee terminates employment due to retirement (defined as either (y) age/years of service of 62/5 or (z) sum of age and years of service equal no less than 70, with minimum age of 55), then: (i) any vested but unpaid portion of the Grant shall be paid at the same time and on the same terms as payments made to other Grantees for such Performance Period; and (ii) any unvested portion of the Grant shall be paid (at the same time and on the same terms as payments made to other Grantees) and shall be prorated based on the following methodology:

•	Step 1. The number of whole months worked during the Performance Period;

•	Step 2. Divided by twelve; and

2

•	Step 3. Multiplied by the Performance Multiplier approved by the Committee.

(c) Grantee’s All Other Terminations: If Grantee’s employment terminates for any reason other than Death, Long-Term Disability, or Retirement, any unvested portion of the award will be forfeited.

9.  Additional Forfeiture Event and Grantee’s Repayment Obligation.
(a)  Upon a “Forfeiture Event” (as defined below): (i) any unvested portion of a Grant and any vested but unpaid portion of a Grant will be cancelled and the Grantee shall forfeit any payment that otherwise would have been made to Grantee and (ii) Grantee shall immediately repay Freddie Mac the gross dollar value of any Grant or portion of any Grant made to Grantee within 12 months prior to the Forfeiture Event.

(b)  “Forfeiture Event” shall mean the Grantee directly or indirectly seeking or accepting employment with, or providing professional services to, a “Competitor” in violation of any restrictive covenant agreement between the Grantee and Freddie Mac in effect as of the Grant Date.

(c)  The non-occurrence of the Forfeiture Event set forth herein is a condition of Grantee’s right to realize and retain value from the Grant, and shall remain a condition regardless of any subsequent change to or termination of such other agreement referenced herein, or any challenge to the consequences hereunder arising from Grantee’s activities giving rise to any Forfeiture Event specified in this Paragraph 9.

10.  Treatment Under Freddie Mac’s Benefit Plans. Grant amounts paid are not “compensation” for purposes of Freddie Mac’s Thrift/401(k) Savings Plan, Employees’ Pension Plan or the Supplemental Executive Retirement Plan.

11.  Applicable Law; Regulatory Approval For Certain Designated Officers.
(a)  This Agreement is governed by applicable federal law and, to the extent not governed by federal law, by the laws of the Commonwealth of Virginia (without regard to conflicts of law provisions), and is deemed executed in the Commonwealth of Virginia.

(b)  This Agreement is subject to, and shall be construed in accordance with, applicable law or regulation, guidance or interpretation issued by the FHFA or Treasury.

(c)  Notwithstanding any term of this Agreement, FHFA is required to approve the actual payment of compensation, including payment of this Grant, to certain designated officers of Freddie Mac. Therefore, such an officer’s right to a Grant payment is conditioned on the Conservator’s approval following the Committee’s determination of the Performance Multiplier.

12.  Reservation of Rights.
(a)  Nothing in this Agreement is intended, nor shall it be interpreted, to create a contract to employ Grantee for any specific duration or otherwise abrogate Freddie Mac’s or the Grantee’s respective right to terminate the employment relationship at any time for any lawful reason.

(b)  Freddie Mac reserves the right to modify the terms and conditions set forth herein provided such modification reasonably and in good faith is not detrimental to the rights of

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Grantee.

13.  Legal Effect.
(a)  This Agreement, which shall be binding upon the heirs, executors, administrators and successors of the Grantee, constitutes the entire agreement between Freddie Mac and the Grantee with respect to the Grant.

(b)  This Agreement shall be legally binding when (i) executed by Freddie Mac attaching the typed name and title of its authorized officer as a legally binding electronic signature and (ii) delivered to Grantee who has consented and agrees to its terms electronically (or in such other manner as Freddie Mac may provide).

IN WITNESS WHEREOF, Freddie Mac has caused this Agreement to be executed by attaching the typed name and title of its authorized officer as a legally binding electronic signature as of March 16, 2009, Grantee agrees to the terms and conditions set forth herein and Grantee has consented to and has acknowledged receipt of the Agreement electronically (or in such other manner as the Corporation may provide).

FEDERAL HOME LOAN MORTGAGE CORPORATION

/s/ Paul G. George

By:	Paul G. George
Executive Vice President
Human Resources

4

Exhibit A:
2009 Long-Term Incentive Award
Business Infrastructure Performance Measures and Performance Multiplier for
Performance Period 2010

Business Infrastructure Performance Measure: Successful completion of the Advantage milestones. The milestones will be communicated to Grantee at a later date after they are presented to Freddie Mac’s Board of Directors.

Performance Period: January 1, 2010 – December 31, 2010

Vesting Date: The date on which the Compensation Committee determines the Performance Multiplier.

Payment Date: No later than March 15, 2011

Performance Multiplier: The actual dollar amount of the Grant paid to the Grantee can range from 0% – 120%, depending on the Performance Multiplier approved by the Committee. No payment will be made if the Performance Multiplier is less than 50%.

The Performance Multiplier approved by the Committee is applied consistently to all employees who received a grant, regardless of employee level.

5

Corporate 2010
LTI CA3

FREDDIE MAC
2009 LONG-TERM INCENTIVE GRANT AGREEMENT

This LONG-TERM INCENTIVE GRANT AGREEMENT is dated March 16, 2009 (“Grant Date”) by and between Freddie Mac and [NAME] (“Grantee”).

1.  Cash Grant.  Freddie Mac hereby confirms the grant to the Grantee on the date hereof of [$ DOLLAR AMOUNT] (“Grant”) subject to the Performance Measures and other terms and conditions set forth below.

2.  Terms and Conditions of the Long-Term Incentive Grant,
(a)  The Grantee agrees that all terms and conditions set forth in Exhibit A are incorporated by reference herein and such terms together with the terms and conditions set forth below constitute the complete terms and conditions of this Long-Term Incentive Grant Agreement (“Agreement”).

(b)  The Grantee agrees that Grantee has read and understood the entire Agreement including the terms and conditions pertaining to the Performance Measures, and Grantee’s vesting, forfeiture, payment and post-termination repayment obligations.

(c)  The Grantee consents to the terms and conditions set forth in the Agreement, agrees to be bound by such terms and conditions and also agrees to be bound by all decisions of the Compensation Committee of the Freddie Mac’s Board of Directors (the “Committee”), the Federal Housing Finance Agency (“FHFA”), and the U.S. Department of the Treasury (“Treasury”) pertaining to this Agreement. Such consent will be manifested in the form set forth in Section 3 below.

(d)  The Grantee further acknowledges that execution of a Restrictive Covenant and Confidentiality Agreement with Freddie Mac is a condition of the Grant; that is, no Grant made to a Grantee shall be effective unless Grantee has executed a Restrictive Covenant and Confidentiality Agreement with Freddie Mac on or before the Grant Date.

3.  Electronic Transaction and Signature.
(a)  The Grantee consents to conducting this electronic transaction, using electronic signatures and electronic records storage in accordance with applicable federal and Virginia electronic transactions law.

(b)  The Grantee intends to affix Grantee’s electronic signature to this Agreement in the form of an electronic record and agrees that such electronic record of Grantee’s signature is deemed attached to and associated with the Agreement.

4.  Performance Periods and Performance Measures.
(a)  Exhibit A sets forth the Performance Measures applicable to the Performance Period specified therein.

(b)  Grantee agrees that Freddie Mac in its sole discretion retains the discretion to add an additional Performance Measure related to corporate financial performance during the 2010 Performance Period.

5.  Vesting and Payment Amount.

(a)  Prior to the Payment Date specified in Exhibit A, the Committee shall determine the level of achievement of the Performance Measures attributable to such Performance Period (the “Performance Multiplier”). The date on which the Committee determines the Performance Multiplier shall be known as the “Vesting Date.”

(b)  Based on the Performance Multiplier approved by the Committee, the actual dollar amount of the Grant paid to Grantee for performance during the Performance Period shall be between 0% and 120% of the Grant.

(c)  The amount to be paid to Grantee shall be determined by the Performance Multiplier, subject to any further determinations by FHFA as provided under Paragraph 11 below and, except as set forth in Sections 8(b) or 8(c), is conditioned on the Grantee’s continued employment through the actual payment date.

6.  Timing of Payment.  A vested Grant shall be paid into your Fidelity brokerage account no later than the Payment Date specified in Exhibit A.

7.  Form of Payment.  A Grant paid will be paid in the form of Cash, less taxes required by law to be withheld.

8.  Treatment of Grant Upon Termination of Employment.

(a)  Grantee’s Death and Long-Term Disability:  If Grantee’s employment is terminated due to either death or long-term disability (as defined under Freddie Mac’s long-term disability plan):

(i)  Any vested but unpaid portion of the Grant shall be paid as soon as administratively possible to the Grantee, Grantee’s estate, or duly authorized personal representative. The amount paid shall be based on the Performance Multiplier approved by the Committee.
(ii)  Any unvested portion of the Grant shall remain outstanding until the Performance Multiplier is approved by the Committee. Upon such determination, the Grantee’s right to receive any such award shall vest and the unpaid portion of the Grant shall be paid as soon as administratively possible to the Grantee, Grantee’s estate, or duly authorized personal representative. The amount paid shall be based the Performance Multiplier approved by the Committee.

(b)  Grantee’s Retirement:  If Grantee terminates employment due to retirement (defined as either (y) age/years of service of 62/5 or (z) sum of age and years of service equal no less than 70, with minimum age of 55), then: (i) any vested but unpaid portion of the Grant shall be paid at the same time and on the same terms as payments made to other Grantees for such Performance Period; and (ii) any unvested portion of the Grant shall be paid (at the same time and on the same terms as payments made to other Grantees) and shall be prorated based on the following methodology:

•	Step 1. The number of whole months worked during the Performance Period;

•	Step 2. Divided by twelve; and

•	Step 3. Multiplied by the Performance Multiplier approved by the Committee.

(c)  Grantee’s All Other Terminations: If Grantee’s employment terminates for any reason other than Death, Long-Term Disability, or Retirement, any unvested portion of the award will be forfeited.

9.  Additional Forfeiture Event and Grantee’s Repayment Obligation.
(a)  Upon a “Forfeiture Event” (as defined below): (i) any unvested portion of a Grant and any vested but unpaid portion of a Grant will be cancelled and the Grantee shall forfeit any payment that otherwise would have been made to Grantee and (ii) Grantee shall immediately repay Freddie Mac the gross dollar value of any Grant or portion of any Grant made to Grantee within 12 months prior to the Forfeiture Event.

(b)  “Forfeiture Event” shall mean the Grantee directly or indirectly seeking or accepting employment with, or providing professional services to, a “Competitor” in violation of any restrictive covenant agreement between the Grantee and Freddie Mac in effect as of the Grant Date.

(c)  The non-occurrence of the Forfeiture Event set forth herein is a condition of Grantee’s right to realize and retain value from the Grant, and shall remain a condition regardless of any subsequent change to or termination of such other agreement referenced herein, or any challenge to the consequences hereunder arising from Grantee’s activities giving rise to any Forfeiture Event specified in this Paragraph 9.

10.  Treatment Under Freddie Mac’s Benefit Plans.  Grant amounts paid are not “compensation” for purposes of Freddie Mac’s Thrift/401(k) Savings Plan, Employees’ Pension Plan or the Supplemental Executive Retirement Plan.

11.  Applicable Law; Regulatory Approval For Certain Designated Officers.
(a)  This Agreement is governed by applicable federal law and, to the extent not governed by federal law, by the laws of the Commonwealth of Virginia (without regard to conflicts of law provisions), and is deemed executed in the Commonwealth of Virginia.

(b)  This Agreement is subject to, and shall be construed in accordance with, applicable law or regulation, guidance or interpretation issued by the FHFA or Treasury.

(c)  Notwithstanding any term of this Agreement, FHFA is required to approve the actual payment of compensation, including payment of this Grant, to certain designated officers of Freddie Mac. Therefore, such an officer’s right to a Grant payment is conditioned on the Conservator’s approval following the Committee’s determination of the Performance Multiplier.

12.  Reservation of Rights.
(a)  Nothing in this Agreement is intended, nor shall it be interpreted, to create a contract to employ Grantee for any specific duration or otherwise abrogate Freddie Mac’s or the Grantee’s respective right to terminate the employment relationship at any time for any lawful reason.

(b)  Freddie Mac reserves the right to modify the terms and conditions set forth herein provided such modification reasonably and in good faith is not detrimental to the rights of Grantee.

13.  Legal Effect.
(a)  This Agreement, which shall be binding upon the heirs, executors, administrators and successors of the Grantee, constitutes the entire agreement between Freddie Mac and the Grantee with respect to the Grant.

(b)  This Agreement shall be legally binding when (i) executed by Freddie Mac attaching the typed name and title of its authorized officer as a legally binding electronic signature and (ii) delivered to Grantee who has consented and agrees to its terms electronically (or in such other manner as Freddie Mac may provide).

IN WITNESS WHEREOF, Freddie Mac has caused this Agreement to be executed by attaching the typed name and title of its authorized officer as a legally binding electronic signature as of March 16, 2009, Grantee agrees to the terms and conditions set forth herein and Grantee has consented to and has acknowledged receipt of the Agreement electronically (or in such other manner as the Corporation may provide).

FEDERAL HOME LOAN MORTGAGE CORPORATION

/s/ Paul G. George

By:	Paul G. George
Executive Vice President
Human Resources

Exhibit A:
2009 Long-Term Incentive Award
Corporate Performance Measures and Performance Multiplier for
Performance Period 2010

Corporate Performance Measure:  Freddie Mac’s remediation of the subset of the ninety-seven matters requiring attention or other concerns identified at the Conservatorship date by the Federal Housing Finance Agency (FHFA) (together, Matters Requiring Attention or “MRAs”) planned for completion in 2010 and avoidance of any repeat MRAs that are identical to MRAs that were remediated in 2009.

Performance Period:  January 1, 2010 – December 31, 2010

Vesting Date:  The date on which the Compensation Committee determines the Performance Multiplier.

Payment Date:  No later than March 15, 2011

Performance Multiplier:  The actual dollar amount of the Grant paid to the Grantee can range from 0% – 120%, depending on the Performance Multiplier approved by the Committee, as illustrated on Chart A.

For the 2010 performance period, the Compensation Committee of the Freddie Mac’s Board of Directors reserves the right to include an additional Corporate Performance Measure pertaining to the company’s financial performance.

The Performance Multiplier approved by the Committee is applied consistently to all employees who received a grant, regardless of employee level.

Chart A: 2010 Corporate Performance Measures

Performance Level	Below Threshold	Threshold	Below Plan	On Plan	Above Plan

Percentage of Matters Requiring Attention
remediated during 2010 that were scheduled to be remediated during 2010	Less than 70%	70%	80%	90%	100%

Equals:
MRA Performance Multiplier	0%	50%	75%	100%	120%

Less: Repeat Identical Matters Requiring Attention Identified	10% reduction for each Repeat Identical Matters Requiring Attention Identified

Equals: Performance Multiplier (final) — Percentage of the 2009 LTI award scheduled to vest in March 2011 that actually vests and is paid.	xx% To Be Determined	xx% To Be Determined	xx% To Be Determined	xx% To Be Determined	xx% To Be Determined

NOTE:  No payment will be made if either the Performance Multiplier (final) is less than 50% or there are more than five Repeat Identical Matters Requiring Attention.

In the likely event that actual performance results in a value that is between two Performance Levels (e.g., greater than On Plan, but less than Above Plan), linear interpolation will be used to determine the appropriate Performance Multiplier. Specifically, a calculation will be performed to determine how far above or below (expressed in percentage terms) our actual performance is from the closest Performance Level. This percentage will then be used to adjust (either up or down) the Performance Multiplier of the closest Performance Level, which will result in the actual Performance Multiplier used to determine the LTI value delivered to LTI recipients.